FITLIFE BRANDS

Investor Presentation | August 2015

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this presentation. Such factors may include, but are not limited to: the ability of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for sports nutrition, weight loss and general health

Proven expertise creating, differentiating and launching successful brands

Opportunity to expand revenue 5x within GNC system

- Leading third-party vendor by retail sales volume in GNC franchise system
- Launched new Metis Nutrition brand in 2Q15 in 2400 corporate and 400 franchise GNC doors
- Multiple avenues of incremental growth

Consistent track record of strong financial performance

- Revenue: 16.5M TTM – Comps clouded by change in distribution
- iSatori merger to provide increased profitability

Profitable micro-cap investment opportunity with a strong balance sheet, simple capital structure and compelling growth potential

FITLIFE BRANDS

Snapshot

Founded: **2006 / New Mgmt 2010**	Ticker: **FTLF (OTCBB)**
Headquarters: **Omaha, NE**	Recent Price: **$1.50**
Employees: **18 - 20**	FD S/O: **8.8MM (8.1MM Basic)**
Revenue: **$16.5MM (ttm)**	Market Capitalization: **$12.1MM**
Earnings: **$256K (ttm)**	Enterprise Value: **$9.9MM**
Long-Term Debt: **$1.1MM (June 2015)**	EV/Revenue: **0.60x**
Cash: **$4.3MM (June 2015)**	Price/Earnings: **47.3x**

Experienced Management Team & Board

Lewis Jaffe, Chairman of the Board - Accomplished corporate executive with significant Board-level experience as a director, lead independent director and chairman

John Wilson, Chief Executive Officer, President and Director - Successful 18 year career managing distribution relationships and strategic planning for with revenue growth accountability on a national-level for both The Coca-Cola Company and Coca-Cola Enterprises

Michael Abrams, Chief Financial Officer and Director - Significant corporate finance experience from both a transactional and operational perspective including execution of all financing, restructuring and recapitalization efforts undertaken by the Company since 2009

Fadi Aramouni, Independent Director - Accomplished professor and food scientist with deep industry knowledge, contacts and expertise in manufacturing practices and development of new products

Grant Dawson, Independent Director - Seasoned investment professional with substantial board-level experience for numerous public companies as a financial expert with a particular emphasis on strong governance practices

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


PUMP FUEL
V.3
PREMIUM BLEND
AMPLIFY XL
TASTING PROTEIN
FLEX
STACK

FITLIFE BRANDS

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Creatine Free
First Pre-Cardio/Weight Loss Accelerant
CARDIO
CUTS
MAXIMUM ENERGY
GREATER ENDURANCE
QUICKER RECOVERY
WEIGHT LOSS AND TONING
Strawberry Crush
BODY TONER Tonalin
CENSOR
SUPPORTS FAT LOSS
LIPORUSH

FITLIFE BRANDS

What We Do

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Health
Dr. Joints


ALPHA
STRIKE
MALE ENHANCEMENT


Slim-Tox
SUPPORTS FAT LOSS

How We Compete

Strategy of building a portfolio of authentic and innovative, best-in-class nutritional supplement brands that have a strong value proposition for consumers as well as our distribution partners

- Partners get brand exclusivity, channel discipline, and strong economics
- End users get high quality and effective products with truth-in-labeling

Entrenched, value-added vendor to GNC franchise system

- Collaborative franchise-exclusive model for selected brands creates economic and strategic incentives to drive demand and "stickiness"

Commitment to innovation and quality

- 8 -10 new product introductions every six months; 25% of revenue generated from new products, reformulations and flavors
- Reputation for quality and integrity drives end-user customer loyalty

Well positioned in a rapidly growing and highly fragmented industry with favorable demographic trends

FITLIFE BRANDS

Large and Growing Addressable Market

Nutritional Supplement Market – $32B Annual Sales*

Specialty Retail	Mass Market	Direct + Online	Multi Level Marketing	Practitioners
$11.8B	$9.3B	$3.5B	$5.3B	$2.7B

According to the Nutritional Business Journal, the Sports, Meal Replacement and Specialty segment of the nutritional supplement industry market is a large rapidly growing multi-billion dollar addressable market.

- **Sports, Meal Replacement and Specialty market segment grew from approximately $33B in 2012 to $38B in 2014**
- **Segment CAGR forecast to be 9% through 2020; high-end for the entire industry**

FITLIFE BRANDS

Specialty Retail Brand Strategy

GNC = $2.5B		Other ($9.3B)
Franchise Stores	Corporate Stores	Specialty Stores
NDS™ PMD® SirenLabs®	METISNUTRITION™	CORE ACTIVE® High Performance Series

Distribution Partners Win

Brand exclusivity, channel discipline, strong margins and sales support

Consumers Win

Authentic brands with quality products, efficacy and truth in labeling

**Source:* *Nutrition Business Journal Estimates 2012*

FITLIFE BRANDS

Disciplined Growth Strategy

GNC Holdings	Current Penetration by Segment	Growth Drivers
Domestic Franchise 1,060 US Stores	**Domestic Franchise** 900+ stores 85%+ Penetration 300+ Customers	SKU Count
International Franchise 2,100 Stores 50+ Countries	**International Franchise** 300+ stores Less than 20% Penetration 10+ Customers	Door Count
Corporate Owned 3,250 US Stores 200 Canadian Stores	**Corporate Owned** 2400 stores 74% penetration with one SKU	Both
Mergers & Acquisitions iSatori, Inc.	• Expected closing during 3Q15 • Add $10 million (approximately 50% to revenue base)	iSatori Your Transformation Starts With Us

FITLIFE BRANDS

Well Positioned to Resume Double Digit Revenue Growth

- **25% CAGR 2010-2014**

- **Comparisons 4Q14-3Q15**
  - Clouded by transition to GNC central dist.
  - Retail unit volume 2Q15 up slightly compared 2Q14... sports nutrition segment increased approx. 10% and trending well

- **Growth from Metis Nutrition Brand**
  - 2,400 GNC Corporate Doors
  - 400 GNC Franchisee Doors
  - Three New SKU's planned for 2H15

- **iSatori Acquisition**
  - Incremental $10m run rate
  - Expected Closing 3Q15


25% Annual Growth 2010 – 2014
25,000
20,000
15,000
10,000
5,000
2010
2011
2012
2013
2014
1H15


Net Income (Loss)
3,000
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
2010
2011
2012
2013
2014
1H15

- NON-GAAP Net Income TTM

FITLIFE BRANDS

Transition to GNC Centralized Distribution

Mandated by GNC, we transitioned from direct model to GNC-centric distribution model in May 2014 for everything but protein, which went in mid-September

While management expects no material ongoing impact on the business, the transition did impact certain revenue and expense accounts

- Sell at approximately 10% discount to GNC, which in turn delivers to store
- Cost of Goods Sold also dramatically reduced; expect majority of revenue discount "recaptured" at Gross Profit level with approximately 2%-3% short term impact on gross margin
- Operating Expenses forecast to decline 2% due to credit card fee reduction; leaving net neutral impact

Prior to transition, major customers built inventory as defensive measure

- Impacted Q1, Q2 and, to a much lesser extent, Q3 causing "revenue shift" into 1st half of the year
- March and April combined revenue 2013 vs. 2014: $3.3 and $6.4mm, respectively

KEY INDICATOR OF BRAND STRENGTH - Retail unit volume 2Q15 up slightly compared 2Q14… sports nutrition segment increased approximately 10%.

FITLIFE BRANDS

New Brand Metis Nutrition

- First SKU of Metis Nutrition JXT-5™ shipped to 2400 corporate and 400 franchise GNC stores at the end of 2Q15
- JXT5™ - offers a potent multifaceted 5 in 1 formulation bringing together five key elements designed to support a healthy increase in testosterone, joint health and mobility, libido, prostate health and vision.
- PyroStim™ is the next evolution formula to satisfy them all in one product. This 6-N-1 thermogenic burns fat while helping tone, controls appetite, and boosts energy, focus and overall mood.

METISNUTRITION


Testosterone+Joint
JXT5
5N1
Elite Thermogenic
PYRO
STIM
6N1

FITLIFE BRANDS

Proposed Merger with iSatori, Inc.

FitLife has entered into a definitive agreement and plan of merger to acquire all of the outstanding shares of iSatori, Inc. (OTCBB: IFIT) in an all-stock transaction.

Deal Summary

- Issue 4 million shares and assume net debt of $900K
- Company option to repurchase almost 600K shares and ROFR on another 800K shares
- Expected to close in Q3/4. iSatori shareholders to own 32.4% of the combined enterprise.

Financial Implications

- Management believes the acquisition will be accretive in the first year. Pro Forma for the option exercise, iSatori would only need to earn $700,000 to be accretive relative to FitLife standalone 2014 results.
- Material synergies, public company cost savings, cross selling /other strategic opportunities

Strategic Benefits

- High quality revenue base from established premium brand
- Alternative distribution channels to both diversify and leverage cross sell opportunities
- Strong management team with deep industry knowledge and expertise
- Key intellectual property and economies of scale
- Blueprint to build leading innovator in the industry

FITLIFE BRANDS

Target Operating Results

	3-5 Year Targets	2Q 2014	2Q 2015
Gross Margin	33% to 37%	37.6%	38.5%
Operating Expenses as % of Sales*	23% to 28%	23.9%	28.4%*
Non-GAAP Net Margin*	6% to 8%	12.1%	8.0%*

Meeting or Exceeding Net Margin Targets
Expect Long-term neutral impact on net margin from shift to indirect distribution model

*Non-GAAP 2Q15 Net Margin and operating expense as a percentage of sales exclude costs related to the merger with iSatori, Inc. See Appendix.

FITLIFE BRANDS

Appendix

FitLife Brands, Inc.
Non-GAAP Net Income and EPS Reconciliation

	2Q 2015	1H 2015
Revenue	$5,027,003	$8,869,425
Net Income	$243,537	$201,274
Weighted Average Shares, Diluted	$8,790,132	$8,732,810
EPS, Diluted	$0.03	$0.02
Non-GAAP Net Income Reconciliation Adjustments		
Merger Costs	$222,714	$254,795
Non-cash Issuance Costs	$(64,000)	$338,411
Non-GAAP Net Income	$402,251	$794,480
Weighted Average Shares, Diluted	8,790,132	8,732,810
Non-GAAP EPS, Diluted	$0.05	$0.09
Non-GAAP Net Margin	8.0%	9.0%

Contact: Jeff Elliott (972) 423-7070 or Phillip Kupper (817) 778-8339

FITLIFE BRANDS

FITLIFE BRANDS

THANK YOU.

Contact Information

FitLife Brands, Inc.
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.FitLifeBrands.com

Investor Relations:
Jeff Elliott
(972) 423-7070
Phillip Kupper
(817) 368-2556